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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               September 29, 2003
                Date of Report (Date of earliest event reported)

                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 1-9718

              Pennsylvania                                     25-1435979
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                        Identification No.)

                                  One PNC Plaza
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
          (Address of principal executive offices, including zip code)

                                 (412) 762-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On September 29, 2003, The PNC Financial Services Group, Inc. ("Corporation") issued a news release announcing that the Office of the Comptroller of the Currency has lifted its formal written agreement with PNC Bank, National Association, the Corporation's principal bank subsidiary. A copy of this news release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.


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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE PNC FINANCIAL SERVICES GROUP, INC.
                                          (Registrant)

    Date:  September 29, 2003             By: /s/ Samuel R. Patterson
                                              ------------------------------
                                              Samuel R. Patterson
                                              Controller



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                                               EXHIBIT INDEX

Number       Description                                      Method of Filing
------       -----------                                      ----------------

99.1         News release dated September 29, 2003.           Filed Herewith